COLUMBIA DAILY INCOME COMPANY
                                  (THE "FUND")



                 Supplement to Prospectus Dated January 1, 2004

Effective immediately, Karen M. Arneil and William A. Goldthwait began co-managing Columbia Daily Income Company.

The section entitled "MANAGING THE FUND - PORTFOLIO MANAGER" is replaced in entirety with the following:

PORTFOLIO MANAGERS

KAREN M. ARNEIL, a Senior Vice President for Columbia Management, is the Fund's co-portfolio manager. Ms. Arneil has been associated with Columbia Management and its predecessors since 1996.

WILLIAM A. GOLDTHWAIT, a Senior Vice President for Columbia Management, is the Fund's co-portfolio manager. Mr. Goldthwait has been associated with Columbia Management and its predecessors since 1997.



                                                               October 7, 2004


171-36/008T-0904